EXHIBIT 1

                                  $500,000,000

                             HEALTHSOUTH CORPORATION

               3.25% Convertible Subordinated Debentures due 2003

                               PURCHASE AGREEMENT
                               ------------------

                                                                  March 17, 1998

SMITH BARNEY INC.
BEAR, STEARNS & CO. INC.
COWEN & COMPANY
CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
PAINEWEBBER INCORPORATED

c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York 10013

Dear Sirs:

         HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), $500,000,000 aggregate principal amount of its 3.25% Convertible Subordinated Debentures due 2003 (the "Firm Debentures"). The Company also proposes, upon the terms and conditions set forth herein, to issue and sell to the Initial Purchasers up to an additional $75,000,000 aggregate principal amount of its 3.25% Convertible Subordinated Debentures due 2003 (the "Additional Debentures"). The Firm Debentures and the Additional Debentures are hereinafter collectively referred to as the "Debentures". The Debentures will be issued pursuant to the provisions of an Indenture, to be dated as of March 20, 1998 (the "Indenture"), between the Company and The Bank of Nova Scotia Trust Company of New York, as Trustee (the "Trustee"). The Company's common stock, par value $0.01 per share, is hereinafter referred to as the "Common Stock."

         The Company wishes to confirm as follows its agreement with the Initial Purchasers in connection with the purchase and resale of the Debentures.

         1. Offering Memorandum. The Debentures will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared an offering memorandum, dated March 17, 1998 (the "Offering Memorandum"), setting forth information regarding the Company and the Debentures. Any references herein to the Offering Memorandum shall be deemed to include all amendments and supplements thereto and any documents filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Exchange Act") which are incorporated by reference therein. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Offering Memorandum or any amendment or supplement thereto. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Debentures by the Initial Purchasers.

         The Company understands that the Initial Purchasers propose to make offers and sales (the "Exempt Resales") of the Debentures purchased by the Initial Purchasers hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and
(7) under Regulation D of the Act) ("Accredited Investors") in private sales exempt from registration under the Act and (iii) outside the United States to persons other than U.S. persons in reliance upon Regulation S ("Regulation S") under the Act (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "Eligible Purchasers"). As used herein the terms "United States" and "U.S. persons" have the meaning given them in Regulation S.

         It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Debentures (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof (including the Common Stock)) shall bear the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) UNLESS SUCH OFFER, SALE OR OTHER TRANSFER IS (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
         (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S [TRANSFER AGENT'S] RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE [TRANSFER AGENT]. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE THEN HOLDER OF THIS SECURITY AFTER THE RESALE RESTRICTION TERMINATION DATE.

         It is also understood and acknowledged that holders (including subsequent transferees) of the Debentures and, if such Debentures are subsequently converted into Common Stock, the Common Stock, will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the date hereof, in substantially the form of Exhibit A hereto, for so long as such Debentures and Common Stock constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree (i) to file with the Commission under the circumstances set forth therein, a registration statement on the appropriate form under the Act relating to the resale of the Debentures and the Common Stock by certain holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Act (the "Shelf Registration Statement") and (ii) to use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents".

         Capitalized terms used herein without definition have the respective meanings specified therefor in the Indenture or the Offering Memorandum.

         2. Agreements to Sell, Purchase and Resell.

         (a) The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers agree to purchase from the Company, at a purchase price of 98.25% of the principal amount thereof, the principal amount of Firm Debentures set forth opposite the name of the Initial Purchasers in Schedule I hereto.

         (b) The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Initial Purchasers, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers shall have the right to purchase from the Company pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Offering Memorandum (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to $75,000,000 principal amount of Additional Debentures at the same purchase price as the Firm Debentures, plus accrued interest, if any, from the date of issuance of the Firm Debentures to the date of delivery and payment.

         (c) The Initial Purchasers have advised the Company that they propose to offer the Debentures for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, the Company that the Initial Purchasers (i) are purchasing the Debentures pursuant to a private sale exempt from registration under the Act, (ii) will not solicit offers for, or offer or sell, the Debentures by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of
Section 4(2) of the Act, and (iii) will solicit offers for the Debentures only from, and will offer, sell or deliver the Debentures as part of its initial offering, only to (A) persons in the United States whom the

Initial Purchasers reasonably believe to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A, (B) to a limited number of Accredited Investors that make the representations to and agreements with the Company specified in Annex A to the Offering Memorandum in private sales exempt from registration under the Act and
(C) outside the United States to persons other than U.S. persons in reliance on Regulation S. The Initial Purchasers have advised the Company that they will offer the Debentures to Eligible Purchasers at a price initially equal to 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Firm Debentures. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

         (d) The Initial Purchasers represent and warrant that (i) they have not offered or sold, and will not offer or sell, directly or indirectly, any of the Debentures in the United Kingdom by means of any document, other than to persons whose ordinary business it is to buy or sell shares or debentures whether as principal or agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1985), (ii) they have complied with and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by such Initial Purchasers in relation to the Debentures in, from or otherwise involving the United Kingdom and (iii) they have only issued or passed on and will only issue or pass on in or from the United Kingdom to any person any document received by such Initial Purchasers in connection with the issue of the Debentures if the recipient is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988, as amended.

         (e) The Initial Purchasers represent and warrant that they have offered and sold the Debentures and agree that they will offer and sell the Debentures
(i) as part of their distribution at any time, and (ii) otherwise until 40 days after the later of the commencement of the offering of the Debentures and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted pursuant to paragraph (c) above. Accordingly, the Initial Purchasers represent and agree that neither such Initial Purchasers, their affiliates nor any persons acting on their behalf has engaged or will engage in any directed selling efforts with respect to the Debentures, and they have complied and will comply with the offering restrictions requirement of Regulation S. Such Initial Purchasers agree that, at or prior to confirmation of the sale of Debentures other than a sale pursuant to Rule 144A, they will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Debentures from such Initial Purchasers during the restricted period a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

         The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c)(xxiv) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and agreements, and the Initial Purchasers hereby consent to such reliance.

         3. Delivery of the Debentures and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Firm Debentures shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 10:00 A.M., New York City time, on March 20, 1998 (the "Closing Date"). The place of closing for the Firm Debentures and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

         Delivery to the Initial Purchasers of and payment for any Additional Debentures to be purchased by the Initial Purchasers shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from the Initial Purchasers to the Company of the Initial Purchasers' determination to purchase the principal amount of Additional Debentures specified in such notice. The place of closing for any Additional Debentures and the Option Closing Date for such Additional Debentures may be varied by agreement between the Initial Purchasers and the Company.

         The Firm Debentures and any Additional Debentures which the Initial Purchasers may elect to purchase will be delivered to the Initial Purchasers against payment of the purchase price therefor by federal or other immediately available funds. The Debentures will be evidenced by a single global security in definitive form (the "Global Debenture") and/or by additional definitive securities, and will be registered, in the case of the Global Debenture, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 1:00 p.m., New York City time, on the third business day preceding the Closing Date or any Option Closing Date, as the case may be. The Debentures to be delivered to the Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be.

         4. Agreements of the Company. The Company agrees with the Initial Purchasers as follows:

         (a) The Company will advise the Initial Purchasers promptly and, if requested by them, will confirm such advice in writing, within the period of time referred to in paragraph (e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event which makes any statement made in the Offering Memorandum (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein not misleading, or of the necessity to amend or supplement the Offering Memorandum (as then amended or supplemented) to comply with any law.

         (b) The Company will furnish to the Initial Purchasers, without charge, as of the date of the Offering Memorandum, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, as they may reasonably request.

         (c) The Company will not make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised or file any document which upon filing becomes an Incorporated Document, without delivering a copy of such document to the Initial Purchasers, prior to or concurrently with such filing.

         (d) The Company consents to the use of the Offering Memorandum (and of any amendment or supplement thereto) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Debentures are offered by the Initial Purchasers and by all dealers to whom Debentures may be sold, in connection with the offering and sale of the Debentures.

         (e) If, at any time prior to completion of the distribution of the Debentures by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum (as then amended or supplemented) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum, or to file under the Exchange Act any document which upon filing becomes an Incorporated Document, to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof. In the event that the Company and the Initial Purchasers agree that the Offering Memorandum should be amended or supplemented, or that a document should be filed under the Exchange Act which upon filing becomes an Incorporated Document, the Company, if requested by the Initial Purchasers, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or such document.

         (f) The Company will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Debentures and the Common Stock issuable upon conversion of the Debentures for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Debentures, in any jurisdiction where it is not now so subject.

         (g) So long as any of the Debentures are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and
(ii) from time to time such other information concerning the Company as the Initial Purchasers may request.

         (h) If this Agreement shall terminate or shall be terminated after execution and delivery pursuant to any provisions hereof (otherwise than by notice given by the Initial Purchasers terminating this Agreement pursuant to
Section 9 or Section 10 hereof) or if this Agreement shall be terminated by the Initial Purchasers because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and expenses of its counsel) reasonably incurred by them in connection herewith, but without any further obligation on the part of the Company for loss of profits or otherwise.

         (i) The Company will apply the net proceeds from the sale of the Debentures to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum.

         (j) Without the prior consent of Smith Barney Inc., prior to the expiration of 90 days after the date of the Offering Memorandum the Company will not offer, sell, contract to sell or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) or grant any options or warrants to purchase Common Stock, except for (i) the sale of the Debentures to the Initial Purchasers pursuant to this Agreement and issuances of Common Stock upon conversion of Debentures, (ii) grants of options pursuant to the Company's stock option plans existing on the date hereof, (iii) issuances of Common Stock upon exercise of options and warrants outstanding at the date hereof or issued in accordance with the foregoing clause (ii), and (iv) issuances of an aggregate of up to four million shares of Common Stock in connection with acquisitions. The Company has caused or will cause its Chief Executive Officer to furnish a letter, in form and substance satisfactory to Smith Barney Inc., pursuant to which such person shall agree not to offer, sell, contract to sell or otherwise dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock) for a period of 90 days after the date of the Offering Memorandum without the prior written consent of Smith Barney Inc.

         (k) Except as stated in this Agreement and in the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Debentures to facilitate the sale or resale of the Debentures. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

         (l) The Company will use its best efforts to cause the Debentures to be eligible for trading on The PORTAL Market.

         (m) From and after the Closing Date, so long as any of the Debentures are outstanding and are "Restricted Securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until two years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will furnish to holders of the Debentures and prospective purchasers of Debentures designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Debentures.

         (n) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Debentures in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Debentures.

         (o) The Company agrees to comply with all of the terms and conditions of the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Debentures by DTC for "book entry" transfer.

         (p) The Company agrees that prior to any registration of the Debentures pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 Act") and will cause to be entered into any necessary supplemental indentures in connection therewith.

         5.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to the Initial Purchasers that:

         (a) The Offering Memorandum with respect to the Debentures has been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

         (b) The Offering Memorandum, as of its date and as of the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein.

         (c) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (d) The Indenture has been duly and validly authorized by the Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and conforms in all material respects to the description thereof in the Offering Memorandum; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Debentures contemplated hereby or in connection with the Exempt Resales.

         (e) The Debentures have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and the Debentures will conform in all material respects to the description thereof in the Offering Memorandum.

         (f) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum as of the date indicated therein; all the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Debentures have been duly authorized and, when issued and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the capital stock of the Company conforms to the description thereof in the Offering Memorandum; and the shares of Common Stock issuable upon conversion of the Debentures have been duly authorized and reserved for issuance and, when delivered upon conversion of the Debentures, will have been validly issued and fully paid and will be nonassessable and free of any preemptive or similar rights.

         (g) Each of the Company and its corporate subsidiaries (collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Offering Memorandum; each of the Company's affiliated partnerships (collectively, the "Controlled Entities") is duly formed and validly existing under the laws of the jurisdiction pursuant to which it was organized with full power and authority (partnership and other) to own, lease and operate its properties and conduct its business as described in the Offering Memorandum; and each of the Company, the Subsidiaries and the Controlled Entities is duly qualified to do business as a foreign corporation or partnership in good standing in all other jurisdictions, if any, where the ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company, the Subsidiaries and the Controlled Entities taken as a whole (a "Material Adverse Effect"); all of the issued shares of capital stock of each of the Subsidiaries, and the partnership interests representing ownership in each Controlled Entity held of record or beneficially by the Company, have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of all liens, security interests, charges or other encumbrances, except for those liens, security interests, charges or other encumbrances that would not have a Material Adverse Effect; and all of the outstanding interests representing ownership in the Controlled Entities have been offered, sold and issued in compliance with applicable state and federal laws related to the issuance of securities.

         (h) There is no legal or governmental proceeding pending or to the Company's knowledge threatened to which the Company, any Subsidiary or any Controlled Entity is a party or of which the business or property of the Company, any Subsidiary or any Controlled Entity is the subject which is not disclosed in the Offering Memorandum and which might result in a judgment or decree having a Material Adverse Effect or which is otherwise of a character required to be described in the Offering Memorandum, and there is no contract, license or other document of a character required to be described in the Offering Memorandum or to be filed as an exhibit to any Incorporated Document which is not described or filed as required by the Act or the Exchange Act.

         (i) The Company and its Subsidiaries are not in violation of their respective charters or bylaws, the Controlled Entities are not in violation of their respective agreements of limited partnership, and neither the Company nor any Subsidiary or Controlled Entity is in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture or other instrument to which it is a party or by which it is bound, which violation or default would have a Material Adverse Effect; and neither the issuance, offer, sale or delivery of the Debentures, the issuance of Common Stock upon conversion of the Debentures or the payment to holders of Debentures of an amount of cash equal to the market price of the underlying Common Stock in lieu of conversion into Common Stock in accordance with the terms of the Indenture, the execution, delivery or performance of this Agreement, the Indenture or the Registration Rights Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required in connection with the registration under the Act of the Debentures and the Common Stock in accordance with the Registration Rights Agreement, the qualification of the Indenture under the 1939 Act and except for compliance with the securities or Blue Sky laws of various jurisdictions), and will not conflict with or constitute a breach of or default under, or violate, the charter or bylaws of the Company or any Subsidiary, or the agreement of limited partnership of any Controlled Entity, or any agreement, indenture or other instrument to which the Company or any Subsidiary or any Controlled Entity is a party or by which it is bound, or any law, regulations, order or decree applicable to the Company, any Subsidiary or any Controlled Entity.

         (j) The accountants, Ernst & Young LLP, who have certified or shall certify the financial statements included as part of the Offering Memorandum (or any amendment or supplement thereto) or the Incorporated Documents, are independent public accountants as required by the Act.

         (k) The financial statements, together with related schedules and notes, included or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company, the Subsidiaries and the Controlled Entities on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company, the Subsidiaries and the Controlled Entities.

         (l) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement; the execution and delivery of, and the performance by the Company of its obligations under this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Company, and this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy.

         (m) Except as disclosed in the Offering Memorandum (or any amendment or supplement thereto), subsequent to the dates as of which such information is given in the Offering Memorandum (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries or Controlled Entities has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company, the Subsidiaries and the Controlled Entities taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries or Controlled Entities, or any material adverse change, or any development involving or which may reasonably be expected to involve a prospective material adverse change in the condition (financial or other), business, net worth or results of operations of the Company, the Subsidiaries and the Controlled Entities taken as a whole.

         (n) The Company and each Subsidiary and Controlled Entity have good and marketable title to all real and personal property described in the Offering Memorandum as being owned respectively by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or such as are not materially significant or important in relation to the business of the Company, the Subsidiaries and the Controlled Entities taken as a whole; and the real and personal property held under lease by the Company, any Subsidiary or any Controlled Entity is held by such entity under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not material and do not interfere with the conduct of the business of the Company, the Subsidiaries and the Controlled Entities taken as a whole; provided, however, that no representation is made hereby as to the title of the lessors of such property.

         (o) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Debentures, will not distribute any offering material in connection with the offering and sale of the Debentures other than the Offering Memorandum.

         (p) Each of the Company, the Subsidiaries and the Controlled Entities holds and is operating in compliance (in all material respects) with all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business, and all of such are valid and in full force and effect, and each of the Company, the Subsidiaries and the Controlled Entities is in compliance in all material respects with all laws, regulations, orders and decrees applicable to it which have a material effect on its business, properties or assets.

         (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (r) To the best of the Company's knowledge after reasonable investigation, neither the Company, any Subsidiary or any Controlled Entity, nor any employee or agent thereof, has made any payment of funds of the Company, any Subsidiary or any Controlled Entity or received or retained any funds in violation of any law, rule or regulation, which violation would have a Material Adverse Effect.

         (s) The Company, each Subsidiary and each Controlled Entity have filed or timely obtained extensions to file all tax returns required to be filed by it, which returns are complete and correct, and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the failure to file such returns and make such payments would not have a Material Adverse Effect.

         (t) No holder of any security of the Company (other than holders of the Debentures and holders of shares of Common Stock received upon conversion thereof) has any right to request or demand registration of shares of Common Stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement.

         (u) Each of the Company, the Subsidiaries and the Controlled Entities own all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company, the Subsidiaries and the Controlled
Entities  with  respect to the  foregoing  that  would  have a Material  Adverse
Effect.

         (v) When the Debentures are issued and delivered pursuant to this Agreement, such Debentures will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

         (w) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Debentures in a manner that would require the registration of the Debentures under the

Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Debentures.

         (x) Except as otherwise provided in the Indenture, the Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Debentures by the Initial Purchasers.

         (y) The Company is not required to obtain stockholder consent or approval pursuant to the rules of the New York Stock Exchange in connection with the offering and sale of the Debentures.

         6.  Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

         (b) If any action, suit or proceeding shall be brought against the Initial Purchasers or any persons controlling the Initial Purchasers in respect of which indemnity may be sought against the Company, the Initial Purchasers or such controlling persons shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Initial Purchasers or any such controlling persons shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchasers or such controlling persons unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchasers or such controlling persons and the indemnifying parties and the Initial Purchasers or such controlling persons shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them

(in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchasers or such controlling persons). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchasers and controlling persons not having actual or potential differing interests with the Initial Purchasers or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed on a monthly basis as provided in paragraph (a) hereof. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchasers, to the extent provided in paragraph (a), and any such controlling persons from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) The Initial Purchasers agree to indemnify and hold harmless the Company, and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Initial Purchasers set forth in paragraph (a) hereof, but only with respect to information relating to the Initial Purchasers furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Initial Purchasers pursuant to this paragraph (c), the Initial Purchasers shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Initial Purchasers shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchasers' expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchasers by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchasers may otherwise have.

         (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Debentures, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers, in each case as set forth in the table on the cover page of the Offering Memorandum; provided that, in the event that the Initial Purchasers shall have purchased any Additional Debentures hereunder, any determination of the relative benefits received by the Company or the Initial Purchasers from the offering of the Debentures shall include the net proceeds (before deducting expenses) received by the Company, and the underwriting discounts and commissions received by the Initial Purchasers, from the sale of such Additional Debentures, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchasers on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total price of the Debentures underwritten by them and distributed to the public exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchasers or any persons controlling the Initial Purchasers, the

Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Debentures and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Initial Purchasers or any persons controlling the Initial Purchaser, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

         (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase the Firm Debentures hereunder are subject to the following conditions:

         (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No stop order suspending the sale of the Debentures in any jurisdiction designated by the Initial Purchasers shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

         (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company, the Subsidiaries or the Controlled Entities not contemplated by the Offering Memorandum, which in the opinion of the Initial Purchasers, would materially adversely affect the market for the Debentures, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Offering Memorandum untrue or which, in the opinion of the Company and its counsel or the Initial Purchasers and their counsel, requires the making of any addition to or change in the Offering Memorandum in order to state a material fact required by any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Offering Memorandum to reflect such event or development would, in the opinion of the Initial Purchasers, materially adversely affect the market for the Debentures.

         (c) The Initial Purchasers shall have received on the Closing Date an opinion of Haskell Slaughter & Young, L.L.C., counsel for the Company, dated the Closing Date and addressed to the Initial Purchasers, to the effect that:

                  (i) Each of the Company and those subsidiaries that constitute "significant subsidiaries" under Rule 1-02(w) of Regulation S-X (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

                  (ii) The Offering Memorandum with respect to the Debentures has been prepared by the Company for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of such Counsel, is contemplated.

                  (iii) The Incorporated Documents heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such document was filed), conformed in all material respects to the requirements of the Exchange Act.

                  (iv) The Indenture has been duly and validly authorized by the
         Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and conforms in all material respects to the description thereof in the Offering Memorandum; no qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Debentures contemplated hereby or in connection with the Exempt Resales.

                  (v) The Debentures have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and the Debentures will conform in all material respects to the description thereof in the Offering Memorandum.

                  (vi) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Offering Memorandum as of the date indicated therein; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive right or, to the best of such Counsel's knowledge, other similar right; all of the issued and outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, free and clear of any adverse claim; and all of the issued and outstanding partnership interests representing ownership in the Controlled Entities have been duly authorized and, to the extent material to the business, operations or financial condition of the Company, the Significant Subsidiaries and the Controlled Entities taken as a whole, validly issued, the partnership interests held of record by the Company are owned free and clear of any adverse claim, except such claims that would not have a Material Adverse Effect on the business, operations or financial condition of the Company, the Significant Subsidiaries and Controlled Entities taken as a whole; the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Offering Memorandum under the caption "Description of Capital Stock"; and the shares of Common Stock issuable upon conversion of the Debentures have been validly authorized and reserved for issuance and, when delivered upon conversion of the Debentures, will have been validly issued and fully paid and will be nonassessable and free of preemptive or similar rights;

                  (vii) Each of the Company and the Significant Subsidiaries has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum; and each of the Company and the Significant Subsidiaries is duly qualified to do business as a foreign corporation, and is in good standing in all jurisdictions in the United States, if any, in which it is required to be so qualified and in which the failure so to qualify would have a Materially Adverse Effect on the Company, the Subsidiaries and Controlled Entities, taken as a whole;

                  (viii) To the best of such Counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company, any Significant Subsidiary or any Controlled Entity, or to which the Company, any Significant Subsidiary or any Controlled Entity, or any of their property, is subject, which are required to be disclosed in the Offering Memorandum (or any amendment or supplement thereto) by the Act, other than those disclosed therein; and to the best knowledge of such Counsel after reasonable inquiry, neither the Company, any Significant Subsidiary or any Controlled Entity is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, any Significant Subsidiary or any Controlled Entity, except for violations, if any, which in the aggregate do not have a Material Adverse Effect;

                  (ix) Neither the Company, any Significant Subsidiary or any Controlled Entity is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the best knowledge of such Counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, which default could have a Material Adverse Effect, except as may be disclosed in the Offering Memorandum (or any amendment or supplement thereto);

                  (x) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by applicable law;

                  (xi) Each of the Company, the Significant Subsidiaries and the Controlled Entities holds all material permits, licenses, certificates of need and other approvals or authorizations of and from governmental regulatory officials and bodies necessary to entitle it to own its properties and conduct its business as described in the Offering Memorandum, or to receive reimbursement under Medicare (if represented in the Offering Memorandum as being Medicare- certified, except where the lack of such approval or authorization would not have a Material Adverse Effect);

                  (xii) No holder of any security of the Company (other than holders of the Debentures and holders of shares of Common Stock received upon conversion thereof) has any right to request or demand registration of shares of Common Stock or any other security of the Company because of the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement.

                  (xiii) When the Debentures are issued and delivered pursuant to this Agreement, such Debentures will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (xiv)  Neither the Company  nor any  affiliate  (as defined in
         Rule 501(b) of Regulation D ("Regulation D") under the Act) of the Company has directly, or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (A) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the offering and sale of the Debentures in a manner that would require the registration of the Debentures under the Act or (B) engaged in any form of general solicitation or general advertising (within the meaning of Regulation
         D) in connection with the offering of the Debentures.

                  (xv) Except as otherwise provided in the Indenture, the Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the offering and resale of the Debentures by the Initial Purchasers.

                  (xvi) No registration of the Debentures under the Act is required for the sale of the Debentures to the Initial Purchasers as contemplated in this Agreement or for the Exempt Resales (assuming (A) that any Eligible Purchaser who buys the Debentures in the Exempt Resales is a Qualified Institutional Buyer, Accredited Investor or a person other than a U.S. person outside the United States in reliance on Regulation S, (B) the accuracy of the Initial Purchasers' representations and those of the Company in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales and (C) the accuracy of the representations made by each Accredited Investor who purchases Debentures pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum).

                  (xvii) The Company is not required to obtain stockholder consent or approval pursuant to the rules of the New York Stock Exchange in connection with the offering and sale of the Debentures.

                  (xviii) The descriptions in the Offering Memorandum of statutes, governmental regulations, agreements, contracts, leases and other documents are accurate and fairly present the information required to be presented by the Act; and, to the best of such Counsel's knowledge, there are no statutes, governmental regulations, agreements, contracts, leases or documents of a character required to be described or referred to in the Offering Memorandum (or any amendment or supplement thereto) or to be filed as an exhibit to the Offering Memorandum that are not described or referred to therein and filed as required;

                  (xix) Neither the offer, sale or delivery of the Debentures, the execution, delivery or performance of this Agreement and the Indenture, compliance by the Company with the provisions hereof and thereof, nor consummation by the Company of the transactions contemplated hereby and thereby, conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company, any Significant Subsidiary or any Controlled Entity or any agreement, indenture, lease or other instrument to which the Company, any Significant Subsidiary or any Controlled Entity is a party or by which any of them or any of their respective properties is bound or is known to such Counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Significant Subsidiary or any Controlled Entity.

                  (xx) A New York court would apply the substantive law of the State of New York in construing the Debentures and the Indenture and in ascertaining the validity of the payment of interest and the permissible rate of interest on the Debentures, and would hold that New York law governs the rights and obligations of the parties to the Debentures and the Indenture;

                  (xxi) A New York court applying the substantive law of the State of New York would hold that the payment of interest on the Debentures and the rate of interest provided pursuant to the Indenture with respect to the Debentures are not subject to the usury laws of the State of New York;

                  (xxii) An Alabama court should apply the substantive law of the State of New York in construing the Indenture and the Debentures and in ascertaining the validity of the payment of interest and the rate of interest provided pursuant to the Indenture with respect to the Debentures, and should hold that New York law governs the rights and obligations of the parties to the Debentures and the Indenture.

                  Such Counsel may state that they have participated in conferences with officers and representatives of the Company and with its independent public accountants regarding the contents of the Offering Memorandum, but have not independently verified the statements made in the Offering Memorandum; and such Counsel will state that nothing has come to their attention which has caused them to believe that the Offering Memorandum (including the Incorporated Documents) as of its date and as of the Closing Date, including, without limitation, all descriptions of statutes, governmental regulations, agreements, contracts, leases and other documents contained in the Offering Memorandum (including the Incorporated Documents but not including the financial statements and supporting schedules, upon which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Offering Memorandum, as of its respective date, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering the enforceability opinions in paragraphs (iv), the opinion concerning the valid and binding obligations of the Company in paragraph (v) and the opinions set forth in paragraphs (xx) and (xxi) above, such Counsel shall rely upon an opinion or opinions, each dated the Closing Date, of Cleary, Gottlieb, Steen & Hamilton as to laws of any jurisdiction other than the United States or the State of Alabama, provided that (1) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to each of the Initial Purchasers, in form and substance satisfactory to them and their counsel, and (2) Counsel shall state in their opinion that they believe that they and the Initial Purchasers are justified in relying thereon. In addition, with the approval of counsel to the Initial Purchasers, certain of the foregoing matters may be addressed in an opinion of William W. Horton, Group Vice President of the Company, dated the closing date and addressed to the Initial Purchasers.

         (d) The Initial Purchasers shall have received on the Closing Date an opinion of Pillsbury Madison & Sutro LLP, counsel for the Initial Purchasers, dated the Closing Date, and addressed to the Initial Purchasers, with respect to such matters as the Initial Purchasers may request.

         (e) The Initial Purchasers shall have received letters addressed to the Initial Purchasers, and dated the date hereof and the Closing Date from Ernst & Young, LLP, independent certified public accountants, substantially in the forms heretofore approved by the Initial Purchasers.

         (f) (i) There shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum (or any amendment or supplement thereto), except as may otherwise be stated in the Offering Memorandum (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Significant Subsidiaries taken as a whole;
(iii) the Company, the Significant Subsidiaries and the Controlled Entities shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company, the Significant Subsidiaries and the Controlled Entities, taken as a whole, other than those reflected in the Offering Memorandum (or any amendment or supplement thereto); and (iv) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Initial Purchasers shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief accounting officer of the Company (or such other officers as are acceptable to the Initial Purchasers), to the effect set forth in this Section 7(f) and in Section 7(g) hereof.

         (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

         (h) There shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that

(i) it is downgrading its rating assigned to any class of securities of the Company, or (ii) it is reviewing its ratings assigned to any class of securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

         (i) The Debentures shall have been approved for trading on PORTAL.

         (j) The Company shall have furnished or caused to be furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall have reasonably requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

         Any certificate or document signed by any officer of the Company and delivered to the Initial Purchasers, or to counsel for the Initial Purchasers, shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the statements of fact made therein.

         The obligations of the Initial Purchasers to purchase any Additional Debentures hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 7, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (f) and paragraph (j) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c) and (d) shall be revised to reflect the sale of Additional Debentures.

         8. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction of the Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them, this Agreement and the Indenture; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum, the Incorporated Documents, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Debentures; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Debentures, including any stamp taxes in connection with the original issuance and sale of the Debentures; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Debentures; (v) the application for quotation of the Debentures on PORTAL; (vi) the qualification of the Debentures and the shares of Common Stock issuable upon conversion of the Debentures for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Initial Purchasers relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification);
(vii) the
performance by the Company of its obligations under the Registration Rights Agreement; and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company. The Company hereby agrees that it will pay in full on the Closing Date the fees and expenses referred to in clause (vi) of this Section 8 by delivering to counsel for the Initial Purchasers on such date a check payable to such counsel in the requisite amount.

         9. Effective Date of Agreement. This Agreement shall become effective upon the execution and delivery hereof by all the parties hereto. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Initial Purchasers, or by the Initial Purchasers, by notifying the Company.

         Any notice under this Section 9 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         10.  Termination  of  Agreement.  This  Agreement  shall be  subject to termination in the absolute discretion of the Initial Purchasers, without liability on the part of the Initial Purchasers to the Company, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Debentures), as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the initial purchaser, impracticable or inadvisable to commence or continue the offering of the Debentures on the terms set forth on the cover page of the Offering Memorandum or to enforce contracts for the resale of the Debentures by the Initial Purchasers. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         11. Information Furnished by the Initial Purchasers. The statements set forth in the stabilization legend on the inside front cover, the last paragraph on the cover page and in the third, fourth and sixth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum, constitute the only information furnished by or on behalf of the Initial Purchasers as such information is referred to in Sections 5(b) and 6 hereof.

         12. Miscellaneous. Except as otherwise provided in Sections 4, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at One HealthSouth Parkway, Birmingham, AL 35243, Attention: Michael D. Martin, Chief Financial Officer, or (ii) if to the Initial Purchasers, to Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the Initial Purchasers, the Company, its directors, its officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term
"successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchasers of any of the Debentures in his status as such purchaser.

         13. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers.

                                                   Very truly yours,

                                                   HEALTHSOUTH CORPORATION

                                                   By
                                                     ---------------------------
                                                       Chief Financial Officer

                                                   SMITH BARNEY INC.
                                                   BEAR, STEARNS & CO. INC.
                                                   COWEN & COMPANY
                                                   CREDIT SUISSE FIRST BOSTON
                                                    CORPORATION
                                                   J.P. MORGAN SECURITIES INC.
                                                   MORGAN STANLEY & CO.
                                                    INCORPORATED
                                                   NATIONSBANC MONTGOMERY
                                                    SECURITIES LLC
                                                   PAINEWEBBER INCORPORATED


                                                   By SMITH BARNEY INC.



                                                   By
                                                      --------------------------
                                                          Managing Director

                                   SCHEDULE I
                                   ----------

                             HEALTHSOUTH CORPORATION

                                                               Principal Amount
Initial Purchasers                                            of Firm Debentures
------------------                                            ------------------

Smith Barney Inc.                                                $459,750,000
Bear, Stearns & Co. Inc.                                            5,750,000
Cowen & Company                                                     5,750,000
Credit Suisse First Boston Corporation                              5,750,000
J.P. Morgan Securities Inc.                                         5,750,000
Morgan Stanley & Co. Incorporated                                   5,750,000
NationsBanc Montgomery Securities LLC                               5,750,000
PaineWebber Incorporated                                            5,750,000
                                                                 ------------
       Total                                                     $500,000,000

                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of March 17, 1998

                                   relating to
                     $500,000,000 Aggregate Principal Amount
                        of 3.25% Convertible Subordinated
                               Debentures due 2003

                                  by and among

                             HEALTHSOUTH CORPORATION

                                       and

                               SMITH BARNEY INC.,

                            BEAR, STEARNS & CO. INC.,

                                COWEN & COMPANY,

                     CREDIT SUISSE FIRST BOSTON CORPORATION,

                          J.P. MORGAN SECURITIES INC.,

                       MORGAN STANLEY & CO. INCORPORATED,

                      NATIONSBANC MONTGOMERY SECURITIES LLC

                            PAINEWEBBER INCORPORATED

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of March 17, 1998 by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the "Company") and SMITH BARNEY INC., BEAR, STEARNS & CO. INC., COWEN & COMPANY, CREDIT SUISSE FIRST BOSTON CORPORATION, J.P. MORGAN SECURITIES INC., MORGAN STANLEY & CO. INCORPORATED, NATIONSBANC MONTGOMERY SECURITIES LLC, and PAINEWEBBER INCORPORATED (together, the "Initial Purchasers"), who have purchased $500,000,000 aggregate principal amount of 3.25% Convertible Subordinated Debentures due 2003 (the "Debentures") of the Company pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to a Purchase Agreement, dated March 17, 1998 (the "Purchase Agreement"), between the Company and the Initial Purchasers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing under the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined herein).

         The parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

         (a) Act. The Securities Act of 1933, as amended.

         (b) Closing Date. The date on which all the Debentures are sold by the Company to the Initial Purchasers.

         (c)  Commission.  The Securities and Exchange Commission.

         (d) Common Stock. The Common Stock, par value $0.01 per share, of the Company.

         (e) Damages Payment Date. With respect to the Debentures or the Common Stock, as applicable, each Interest Payment Date as defined in the Indenture.

         (f) Effectiveness Target Date. As defined in Section 4.

         (g) Exchange Act. The Securities Exchange Act of 1934, as amended.

         (h) Exempt Resales. The transactions in which the Initial Purchasers propose to sell the Debentures inside the United States to (i) certain "qualified institutional buyers" (as such term is defined in Rule 144A under the Act) and (ii) certain "accredited investors," as defined in Rule 501 of Regulation D under the Act, and outside the United States in reliance on Regulation S under the Act.

         (i) Holders. As defined in Section 2(b) hereof.

         (j) Indenture. The Indenture, dated as of March 20, 1998, between the Company and The Bank of Nova Scotia Trust Company of New York, as trustee (the "Trustee"), pursuant to which the Debentures are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

         (k) Interest Payment Date. As defined in the Indenture.

         (l)  NASD.  National Association of Securities Dealers, Inc.

         (m) Offering Memorandum. The Offering Memorandum, dated March 17, 1998, and all amendments and supplements thereto, relating to the Debentures and prepared by the Company pursuant to the Purchase Agreement.

         (n)  Person.  An  individual,   partnership,   corporation,   trust  or
unincorporated organization, or a government or agency or political subdivision thereof.

         (o) Preliminary Prospectus. As defined in Section 3(g).

         (p) Prospectus. The prospectus included in the Shelf Registration Statement (as defined herein), as amended or supplemented by any Prospectus Supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material which may be incorporated by reference into such prospectus.

         (q) Prospectus Supplement. As defined in Section 5(b).

         (r) Record Holder. (i) With respect to any Damages Payment Date relating to the Debentures, each Person who is registered on the books of the Registrar as the holder of Debentures on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a holder of record of such Common Stock fifteen days prior to the Damages Payment Date.

         (s) Shelf Registration Statement. As defined in Section 3(a) hereof.

         (t) TIA. The Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture.

         (u) Transfer Restricted Securities. Each Debenture and share of Common Stock of the Company issuable upon conversion of a Debenture, until each such Debenture or share (i) has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement covering it,
(ii) is distributed to the public pursuant to Rule 144 or (iii) may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force) under the Securities Act or otherwise.

         (v) Underwriter. Any Underwriter, placement agent, selling broker, dealer manager, qualified independent Underwriter or similar securities industry professional.

         (w) Underwritten Registration or Underwritten Offering. An offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment or best efforts basis.

         2.  Securities Subject to This Agreement.

         (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

         3.  Shelf Registration.

         (a) The Company shall cause to be filed with the Commission on or prior to 60 days after the Closing Date, a shelf registration statement pursuant to Rule 415 under the Act (as may then be amended, the "Shelf Registration Statement") on Form S-1, or Form S-3 if the use of such form is then available, to cover resales of Transfer Restricted Securities by the Holders thereof who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. The Holders of such Transfer Restricted Securities shall have provided the representations required pursuant to Section 3(g) hereof. The Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or prior to 150 days after the Closing Date. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period ending two years following the Closing Date or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security. The Company further agrees to use its reasonable best efforts to prevent the happening of any event that would cause the Shelf Registration Statement to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to be not effective and usable for resale of the Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable.

         Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) to be not effective and usable for resale of Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall as promptly as reasonably practicable file an amendment to the Shelf
Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as reasonably practicable thereafter.

         Notwithstanding anything to the contrary in this Section 3, subject to compliance with Sections 4 and 5(b), if applicable, the Company may prohibit offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement at any time if (A) (i) it is in possession of material non-public information, (ii) the Board of Directors of the Company determines (based on advice of counsel) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information and (iii) the Board of Directors of the Company determines in good faith that disclosure of such material non-public information would not be in the best interests of the Company and its shareholders or (B) the Company has made a public announcement relating to an acquisition or business combination transaction including the Company and/or one or more of its subsidiaries (i) that is material to the Company and its subsidiaries taken as a whole and (ii) the Board of Directors of the Company determines in good faith that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement prior to the consummation of such transaction (or such earlier date as the Board of Directors shall determine) is not in the best interests of the Company and its shareholders (the period during which any such prohibition of offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement is in effect pursuant to clause (A) or (B) of this subparagraph (a) is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and include the date on which the Company provides written notice pursuant to
Section 5(d) hereof to Holders of Transfer Restricted Securities covered by the Shelf Registration Statement that offers and sales of Transfer Restricted Securities cannot be made thereunder in accordance with this Section 3 and shall end on the date on which each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement either receives copies of a Prospectus Supplement contemplated by Section 5(b) or is advised in writing by the Company that offers and sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement and use of the Prospectus may be resumed.

         (b) None of the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

         (c) If (i) only Debentures are to be registered in the Shelf Registration Statement and the Holders of a majority in aggregate principal amount of the Debentures to be registered in the Shelf Registration Statement so elect, or (ii) any shares of Common Stock issued upon conversion of Debentures are to be included in the Shelf Registration Statement and the Holders of a majority of the shares of Common Stock to be registered in the Shelf
Registration Statement so elect, an offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement may by effected in the form of an Underwritten Offering. In such event, and if the Underwriter advises the Company and the Holders of such Transfer Restricted Securities in writing that in their opinion the amount of Transfer Restricted Securities proposed to be sold in such offering exceeds the amount of Transfer Restricted Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Transfer Restricted Securities which in the opinion of such Underwriters can be sold, and such amount or number of shares shall be allocated pro rata among the Holders of such Transfer Restricted Securities on the basis of the principal amount or number of shares of Transfer Restricted Securities requested to be included by such Holders. The Holders of the Transfer Restricted Securities to be registered shall pay all underwriting discounts and commissions of such Underwriters.

         (d) If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of a majority of the aggregate principal amount of Debentures included in the Registration Statement and/or the Holders of a majority of shares of Common Stock included in the Shelf Registration Statement and issued upon conversion of the Debentures; provided, however, that such Underwriter(s) shall be reasonably satisfactory to the Company.

         (e) Each Holder whose Transfer Restricted Securities are covered by a Shelf Registration Statement filed pursuant to this Section 3 agrees, upon the request of the Underwriter(s) in any Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Shelf Registration Statement, including a sale pursuant to Rule 144 under the Act (except as part of such registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any such Underwritten Offering made pursuant to such Shelf Registration Statement, to the extent timely notified in writing by such Underwriter(s).

         The foregoing provisions of this Section 3(e) shall not apply to any Holder of Transfer Restricted Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any of its Transfer Restricted Securities commencing on the date of sale of such Transfer Restricted Securities unless it has provided 90 days prior written notice of such sale or distribution to the Underwriter(s).

         (f) The Company agrees not to effect any public or private offer, sale or distribution of Securities of the same quality and nature as the Transfer Restricted Securities to be registered in an Underwritten Offering, including a sale pursuant to Regulation D under the Act, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each Underwritten Offering made pursuant to the Shelf Registration Statement, to the extent timely notified in writing by the Underwriter(s) (except as part of such registration, if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms), unless the Underwriter(s) shall consent in writing to a shorter period of time; provided, however, that any such agreement shall permit
(A) the issuance by the Company of any shares of Common Stock issued to employees of the Company or to any other eligible person pursuant to any employee stock option plan, stock ownership plan, stock bonus plan or stock compensation plan of the Company in effect on the date of such Underwritten Offering, (B) the issuance by the Company of Common Stock upon the conversion of securities, or the exercise of options or warrants, outstanding at the date of such Underwritten Offering and (C) issuances of Common Stock (or any securities convertible into or exercisable for Common Stock, in connection with the acquisition of any related business.

         (g) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus (a "Preliminary Prospectus") included therein.

         4. Liquidated Damages. If (i) the Shelf Registration Statement is not filed with the Commission on or prior to 60 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the Commission within 150 days after the Closing Date (the "Effectiveness Target Date"), or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by any additional Shelf Registration Statement filed and declared effective) or usable for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 60 days in the aggregate in any 12-month period during the period beginning on the Closing Date and ending on or prior to the second anniversary of the Closing Date (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay liquidated damages to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement, during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to one quarter of one percent (25 basis points) per annum per $1,000 principal amount of Debentures and, if applicable, $2.50 per annum per 27.30 shares (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) of Common Stock constituting Transfer Restricted Securities held by such Holder. The amount of the liquidated damages will increase to one half of one percent (50 basis points) per annum per $1,000 principal amount of Debentures or $5.00 per annum per 27.30 shares (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing, it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to four decimals. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date. Following the cure of all Registration Defaults, liquidated damages will cease to accrue with respect to such Registration Default.

         All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

         5. Registration Procedures. In connection with the Shelf Registration Statement, the Company will use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will as expeditiously as possible after the Closing Date:

         (a) prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-1, or Form S-3 if the use of such form is then available, for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required to be included or incorporated by reference therein; cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Shelf Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Transfer Restricted Securities; provided, however, that before filing a Shelf Registration Statement or any Prospectus, or any amendments or supplements thereto, the Company will furnish to the Holders and the Underwriter(s), if any, copies of all such documents proposed to be filed (except that the Company shall not be required to furnish any exhibits to such documents, including those incorporated by reference, unless so requested by a Holder in writing), and the Company will not file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which (i) the Underwriter(s), if any, shall reasonably object or (ii) if there are no Underwriters and if (A) only Debentures are to be registered in the Shelf Registration Statement and the Holders of a majority in aggregate principal amount of the Debentures registered in the Shelf Registration Statement shall reasonably object, or (B) any shares of Common Stock issued upon conversion of the Debentures are included in the Shelf Registration Statement and the Holders of a majority of the shares of Common Stock so registered in the Shelf Registration Statement shall reasonably object, in each such case within five business days after the receipt thereof. A Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading which misstatement or omission is specifically identified to the Company in writing within such five business days;

         (b)  prepare  and  file  with  the  Commission   such   amendments  and
post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3(a) hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold; cause the Prospectus to be supplemented by any required supplement thereto (a "Prospectus Supplement"), and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement, Prospectus or Prospectus Supplement;

         (c) if requested by the Holders of Transfer Restricted Securities, or if the Transfer Restricted Securities are being sold in an Underwritten Offering, the Underwriter(s) of such Underwritten Offering, promptly incorporate in the Prospectus, any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement such information as the Underwriters and/or the Holders of Transfer Restricted Securities being sold agree should be included therein relating to the plan of distribution of the Transfer Restricted
Securities,  including,  without  limitation,  information  with  respect to the principal amount of Transfer Restricted Securities being sold to such Underwriter(s), the purchase price being paid therefor and any other terms with respect to the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus, Prospectus Supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus, Prospectus Supplement or post-effective amendment;

         (d) advise the Underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the Prospectus or any Prospectus Supplement or post-effective amendment to the Shelf Registration Statement has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf
Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (m)(i) below cease to be true and correct, and (v) of any Suspension Period or of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

         (e)  promptly  following  the  filing  of any  document  that  is to be incorporated by reference into the Shelf Registration Statement or the Prospectus subsequent to the initial filing of the Shelf Registration Statement, provide copies of such document (excluding exhibits, unless requested by a Holder in writing) to the Holders;

         (f) furnish to each Holder and each of the Underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (excluding exhibits to documents incorporated by reference therein unless requested by such Holder);

         (g) deliver to each selling Holder and each of the Underwriter(s), if any, without charge, as many copies of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto as such Persons may reasonably request; the Company consents to the use of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto by each of the selling Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by any Preliminary Prospectus and the Prospectus or any amendments or supplements thereto;

         (h) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the Underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or Underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (i) to register or qualify as a foreign corporation where it is not now so qualified, (ii) to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject, or (iii) to take any action that would subject it to taxation in any jurisdiction in an amount greater than it would be so subject without having taken such action;

         (i) cooperate with the selling Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities;

         (j) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the Underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (h) above;

         (k) if any fact or event contemplated by clause (d)(v) above shall exist or have occurred, prepare a post-effective amendment or supplement to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (l) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture and/or the transfer agent for the Common Stock with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

         (m) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as may reasonably be required in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Agreement, in connection with an Underwritten Registration, and (i) make such representations and warranties to the Holders and the Underwriter(s), in form, substance and scope as they may reasonably request and as are customarily made by issuers to Underwriters in primary Underwritten Offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (ii) obtain opinions of counsel to the Company and updates thereof in customary form and covering matters reasonably requested by the Underwriter(s) of the type customarily covered in legal opinions to Underwriters in connection with primary Underwritten Offerings addressed to each selling Holder and the Underwriter requesting the same and covering the matters as may be reasonably requested by such Holders and Underwriters; (iii) obtain, to the extent permitted by Statement on Auditing Standards No. 72 or any successor Statement thereto, "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Transfer Restricted Securities and the Underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to Underwriters in connection with primary Underwritten
Offerings; (iv) set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold or the Underwriter(s) of such Underwritten Offering to evidence compliance with clause
(i) above and with any customary conditions contained in the underwriting agreement entered into by the Company pursuant to this clause (m). The above shall be done at or prior to each closing under such underwriting agreement, as and to the extent required thereunder;

         (n) make available at reasonable times and in a reasonable manner for inspection by a representative of the Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the Underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney or accountant in connection with such Shelf Registration Statement prior to its effectiveness, provided, however, that such representatives, attorneys or accountants shall agree to keep confidential (which agreement shall be confirmed in writing in advance to the Company if the Company shall so request) all information, records or documents made available to such persons which are not otherwise available to the general public unless disclosure of such records, information or documents is required by court or administrative order (of which the Company shall have been given prior notice and an opportunity to defend) after the exhaustion of all appeals therefrom, and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

         (o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement, which consolidated earnings statement shall satisfy the provisions of
Section 11(a) of the Act, for the twelve-month period (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to Underwriters in a firm commitment or best efforts Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

         (p) cause the Indenture to be qualified under the TIA, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

         (q) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement as promptly as practicable.

         (r) cause  all  Transfer  Restricted  Securities  covered  by the Shelf
Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount and/or number of shares of such Transfer Restricted Securities or the Underwriters, if any; cause the Debentures covered by the Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of such Debentures or the Underwriters; and

         (s) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD).

         Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Shelf Registration Statement not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading.

         Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 5(d)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of Shelf Registration Statement set forth in Section 3(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(d)(v) hereof to and including the date when each selling Holder covered by such Shelf Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or shall have received the Advice.

         6.  Registration Expenses.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement (the "Registration Expenses") will be borne by the Company, regardless whether a Shelf Registration Statement becomes effective, including without limitation:

                  (i) all registration and filing fees and expenses (including filings made with the NASD);

                  (ii) fees and expenses of compliance with federal securities or state blue sky laws;

                  (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company and of printing the Prospectus and any Preliminary Prospectus), messenger and delivery services and telephone;

                  (iv) reasonable fees and disbursements of counsel for the Company and for the Holders of the Transfer Restricted Securities (subject to the provisions of Section 6(b) hereof);

                  (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to the preparation and filing of a Shelf Registration Statement and Prospectus and the disposition of Transfer Restricted Securities);

                  (vi) fees and expenses associated with any NASD filing required to be made in connection with the Shelf Registration
         Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

                  (vii) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with Section 5(r) hereof.

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Transfer Restricted Securities shall bear the expense of any broker's commission or Underwriters' discount or commission.

         (b) In connection with the Shelf Registration Statement, the Company will reimburse the Holders of Transfer Restricted Securities being registered pursuant to such Shelf Registration Statement for the fees and disbursements of not more than one counsel chosen by the Holders of a majority of the principal amount of the Debentures to be included in the Shelf Registration Statement, provided, however, that in the case of an Underwritten Offering which includes shares of Common Stock, such counsel shall be chosen by the Holders of a majority of the shares of Common Stock to be included in such Underwritten Offering.

         Notwithstanding the provisions of this Section 6(b), each Holder of Transfer Restricted Securities shall pay all Registration Expenses to the extent required by applicable law.

         7.  Indemnification.

         (a) The Company agrees to indemnity and hold harmless each Holder (each such Holder an "Indemnified Holder"), each agent, employee, officer and director of any Indemnified Holder and each person that controls each Indemnified Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of any Indemnified Holder from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred which arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto or any Preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder or Indemnified Underwriter furnished in writing by such Indemnified Holder to the Company expressly for use therein and (ii) the Company shall not be liable to any Indemnified Holder under the indemnity agreement in this Section 7(a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results solely from the fact that any Indemnified Holder sold Transfer Restricted Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished sufficient copies thereof to the Indemnified Holder.

         (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder with respect to which indemnity may be sought against the Company pursuant to this Section 7, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Indemnified Holder or (iii) the named parties to any such action or proceeding (including any unpleaded parties) include both the Indemnified Holder and the Company and such Indemnified Holder shall have been advised in writing by its counsel that representation of them and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated in writing by the Holders of the majority of the aggregate principal amount of Debentures and/or the number of shares of Common Stock on behalf of such Indemnified Holders, and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

         (c) Each Indemnified Holder agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to any Indemnified Holder, but only with respect to information relating to each Indemnified Holder furnished to the Company in writing by each Indemnified Holder, expressly for use in the Registration Statement, Prospectus (or any amendment or supplement thereto), or any Preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment or supplement thereto), or any Preliminary Prospectus and in respect of which indemnification may be sought against each Indemnified Holder pursuant to this Section 7(c), each Indemnified Holder shall have the rights and duties given to the Company by Section 7(a) (except that if the

Company shall have assumed the defense thereof, each Indemnified Holder may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnified Holder) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders by Section 7(b).

         (d) If the indemnification provided for in this Section 7 is unavailable to any party entitled to indemnification pursuant to Section 7(a) or 7(c), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Holder on the other from the offering of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Indemnified Holder on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total net proceeds from the offering (before deducting expenses) received by each Indemnified Holder, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and each Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Indemnified Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and each Indemnified Holder agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         (f) The Company shall also indemnify each Underwriter participating in the distribution (as described in such registration statement), their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders.

         (g) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

         8. Rule 144A. The Company hereby agrees with each Holder, for so long as any of the Debentures or shares of Common Stock that are Transfer Restricted Securities remain outstanding or, if earlier, two years from the Closing Date, and during any such period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to the Initial Purchasers or any beneficial owner of the Debentures or shares of such Common Stock in connection with any sale thereof and any prospective purchaser of such Debentures or Common Stock from such Initial Purchasers or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

         9. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements and (c) furnishes the Company in writing information in accordance with Section 3(g) and agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the extent contemplated by Section 7(c).

         10. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the Underwriter(s) that will administer the offering will be selected by the Holders of the Transfer Restricted Securities included in such offering in the manner specified in Section 3(c); provided, however, that such Underwriters must be reasonably satisfactory to the Company.

         11.  Miscellaneous.

         (a) Remedies. Each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement and granted by law, including recovery of damages, will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreements.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Debentures constituting Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or departure (provided that, if any such Transfer Restricted Securities are shares of Common Stock issued upon conversion of Debentures, consents by Holders of such shares shall be calculated as if such conversions had not taken place). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to such Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities shall be valid only with the written consent of Holders of at least 66-2/3% of the Transfer Restricted Securities being sold, in each case calculated in accordance with the provisions of Section 3(c).

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar; and

                  (ii) if to the Company or an Initial Purchaser, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder; and provided further that nothing herein shall be deemed to permit any assignment, transfer or any disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contacts made and to be performed within the State of New York.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            HEALTHSOUTH CORPORATION

                                            By
                                              ----------------------------------

                                            Title
                                                 -------------------------------


                                            SMITH BARNEY INC.
                                            BEAR, STEARNS & CO. INC.
                                            COWEN & COMPANY
                                            CREDIT SUISSE FIRST BOSTON
                                             CORPORATION
                                            J.P. MORGAN SECURITIES INC.
                                            MORGAN STANLEY & CO.
                                             INCORPORATED
                                            NATIONSBANC MONTGOMERY
                                             SECURITIES LLC
                                            PAINEWEBBER INCORPORATED

                                            By  SMITH BARNEY INC.



                                            By
                                              ----------------------------------

                                            Title
                                                 -------------------------------